March 2019

Forward Looking Statements and Non-GAAP Measures In keeping with the SEC's "Safe Harbor" guidelines, certain statements made during this presentation could be considered forward-looking and subject to certain risks and uncertainties that could cause results to differ materially from those projected. When we use the words "will likely result," "may," "anticipate," "estimate," "should," "expect," "believe," "intend," or similar expressions, we intend to identify forward-looking statements. Such forward-looking statements include, but are not limited to, our business and investment strategy, our understanding of our competition, current market trends and opportunities, projected operating results, and projected capital expenditures. These forward-looking statements are subject to known and unknown risks and uncertainties, which could cause actual results to differ materially from those anticipated including, without limitation: general volatility of the capital markets and the market price of our common stock; changes in our business or investment strategy; availability, terms and deployment of capital; availability of qualified personnel; changes in our industry and the market in which we operate, interest rates or the general economy, and the degree and nature of our competition. These and other risk factors are more fully discussed in the company's filings with the Securities and Exchange Commission. EBITDA is defined as net income before interest, taxes, depreciation and amortization. EBITDA yield is defined as trailing twelve month EBITDA divided by the purchase price or debt amount. A capitalization rate is determined by dividing the property's net operating income by the purchase price. Net operating income is the property's funds from operations minus a capital expense reserve of either 4% or 5% of gross revenues. Hotel EBITDA flow-through is the change in Hotel EBITDA divided by the change in total revenues. EBITDA, FFO, AFFO, CAD and other terms are non-GAAP measures, reconciliations of which have been provided in prior earnings releases and filings with the SEC or in the appendix to this presentation. We adjust EBITDA to exclude certain additional items such as gain/loss on acquisition of PIM Highland JV and sale of hotel properties, impairment and uninsured hurricane related costs, write-off of loan costs and exit fees, other income/expense, transaction, acquisition and management conversion costs, legal judgment and related legal costs, dead deal costs, software implementation costs, compensation adjustment related to modified employment terms and non-cash items such as amortization of unfavorable contract liabilities, gain /loss on insurance settlements, non-cash stock/unit-based compensation, unrealized gains/losses on marketable securities, derivative instruments, investment in securities investment fund, as well as our portion of adjustments to EBITDA of unconsolidated entities, this is Adjusted EBITDA. We exclude items from Adjusted EBITDA that are either non-cash or are not part of our core operations in order to provide a period-over-period comparison of our operations. Adjusted EBITDAre is calculated in a similar manner as Adjusted EBITDA, with the exception of the adjustment for the consolidated noncontrolling interest’s pro rata share of Adjusted EBITDA. The rationale for including 100% of EBITDAre for consolidated noncontrolling interests is that the full amount of any debt of these entities is reported in our consolidated balance sheet and therefore metrics using total debt to EBITDAre provide a better understanding of the Company’s leverage. The calculation of implied equity value is derived from an estimated blended capitalization rate (“Cap Rate”) for the entire portfolio using the capitalization rate method. The estimated Cap Rate is based on recent Cap Rates of publically traded peers involving a similar blend of asset types found in the portfolio, which is then applied to Net Operating Income (“NOI”) of the company’s assets to calculate a Total Enterprise Value (“TEV”) of the company. From the TEV, we deduct debt and preferred equity and then add back working capital and the company’s investment in Ashford Inc. to derive an equity value. The capitalization rate method is one of several valuation methods for estimating asset value and implied equity value. Among the limitations of using the capitalization rate method for determining an implied equity value are that it does not take into account the potential change or variability in future cash flows, potential significant future capital expenditures, the intended hold period of the asset, or a change in the future risk profile of an asset. This overview is for informational purposes only and is not an offer to sell, or a solicitation of an offer to buy or sell, any securities of Braemar Hotels & Resorts, Inc. or any of its respective affiliates, and may not be relied upon in connection with the purchase or sale of any such security. Company Presentation // March 2019 2

Management Team RICHARD J. STOCKTON Chief Executive Officer & DERIC S. EUBANKS, CFA JEREMY J. WELTER President Chief Financial Officer Chief Operating Officer . . 21 years of hospitality . 19 years of hospitality 14 years of hospitality experience experience experience . . 2 years with the Company . 15 years with the Company 9 years with the Company (5 years with the Company’s . 15 years with Morgan Stanley . 3 years with ClubCorp predecessor) . Cornell School of Hotel . CFA charterholder . 5 years with Stephens Administration, BS . Southern Methodist University . Investment Bank University of Pennsylvania BBA . Oklahoma State University BS MBA Company Presentation // March 2019 3

Strategic Overview Focused strategy of investing in luxury hotels and resorts Bardessono Hotel & Spa Grow organically through strong revenue and cost Yountville, CA control initiatives Grow externally through accretive acquisitions of high quality assets Pier House Resort Key West, FL Targets conservative leverage of Net Debt / Gross Assets of 45% with non-recourse property debt The Ritz-Carlton St. Thomas St. Thomas, USVI Highly-aligned management team and advisory structure Company Presentation // March 2019 4

2018 Q4 Hotel Operating Results Comparable Hotel Operating Results(1) 2018 Q4 2017 Q4 % Variance ADR $ 269.24 $ 255.23 5.5% Occupancy 75.6% 77.3% (2.2)% RevPAR $ 203.51 $ 197.23 3.2% RevPAR (not under renovation) $ 224.16 $ 209.56 7.0% Total Hotel Revenue(2) $ 98,871 $ 99,754 (0.9)% Hotel EBITDA(2) $ 26,923 $ 28,921 (6.9)% Hotel EBITDA Margin 27.2% 29.0% (1.8)% COMPARABLE REVPAR(3) COMPARABLE HOTEL EBITDA(3) $235 $140 $226 $136.7 $225 $219 $135 $215 $207 $130 $126.9 $205 $199 $125 $123.3 (In millions) (In $195 $121.1 $120 $185 $175 $115 2015 2016 2017 2018 2015 2016 2017 2018 (1) Includes: Bardessono, Hotel Yountville, Ritz-Carlton St. Thomas, Pier House, Marriott Seattle Waterfront, Capital Hilton, Sofitel Chicago, Hilton Torrey Pines, Courtyard San Francisco, Courtyard Philadelphia, Park Hyatt Beaver Creek, and Ritz-Carlton Sarasota (2) In thousands. (3) As reported in Earnings Releases: 2015, as reported on 2/25/2016; 2016 as reported on 2/22/2017; 2017 as reported on 2/28/2018; 2018 as reported on 2/27/2019 Company Presentation // March 2019 5

2018 Q4 Highlights and Results Quarter Highlights • During the quarter, the Company completed a $40.0 million offering of its 8.25% Series D Preferred Stock • Subsequent to quarter end, the Company entered into a new Enhanced Return Funding Program agreement with Ashford Inc. • Subsequent to quarter end, the Company completed the acquisition of the 170-room Ritz-Carlton Lake Tahoe in Truckee, California for $103.3 million • Subsequent to quarter end, the Company refinanced a mortgage loan on 2 hotels • Capex invested during the quarter was $26.0 million, bringing the total capex invested for the full year to $77.6 million Full Year Highlights ADJUSTED EBITDARE AFFO PER SHARE QUARTERLY DIVIDEND PER SHARE $125 $2.00 $0.80 $119.3 $120 $1.60 $115 $0.34 $111.1 $0.31 $109.1 $0.20 $0.15 $0.16 $0.16 $110 $1.20 $0.38 $0.37 $0.34 $105 $0.42 $0.40 $0.12 $0.16 $0.16 $100 $0.80 $95.1 $0.10 (In millions) (In $0.56 $95 $0.60 $0.50 $0.12 $0.62 $0.16 $0.16 $0.10 $90 $0.40 $0.12 $0.10 $85 $0.39 $0.46 $0.44 $0.16 $0.16 $0.26 $0.10 $0.05 $80 $0.00 $0.00 2015 2016 2017 2018 2015 2016 2017 2018 2015 2016 2017 2018 Company Presentation // March 2019 6

Recent Developments Enhanced Return Funding Program Implemented(1) Reduces equity requirement . $50 million ERFP commitment from AINC on new qualifying acquisitions by 18% with ability to upsize to $100 million by mutual consent $50M ERFP Allocation(2) . Initial 2-year term with 1-year renewals . ERFP programmatically sized at 10% of $225M BHR purchase price of new BHR asset Initial Equity acquisitions $500M Program Capacity . ERFP funding anticipated to occur on all new BHR hotel acquisitions(2) $225M . Mortgage Funding comes in the form of purchased Debt furniture, fixture & equipment (FF&E) by AINC for use at newly acquired or existing BHR hotels . ERFP agreement includes amendments to advisory agreement (1) Terms of the agreement are available in form 8-Ks that have been filed by both AINC and BHR with the SEC (2) Assumes AINC has available cash of $15 million post-proposed ERFP funding and the acquisition is an eligible one (see ERFP agreement for terms of eligibility) Company Presentation // March 2019 7

BRAEMAR HOTELS & RESORTS

Recent Developments

January 2019

We recently acquired the 170-room Ritz-Carlton Lake Tahoe, in Truckee, California for $103.3 million[1]


RITZ-CARLTON LAKE TAHOE

TTM Cap Rate[7]: 8.0%

Unlevered IRR[4][7]: 12.0%

RevPAR[3]: $371

Price per Key[7]: $547,000

Meets Defined Strategy

- Further diversifies the portfolio while increases overall portfolio RevPAR
- Property is in excellent physical condition with limited capex needs

Property Financial Overview[3]

- Hotel EBITDA $9.2 million
- 10.2x Hotel EBITDA multiple[7]
- Hotel Net Operating Income of $7.4 million
- 9.5% Stabilized Yield[2],[7]

Raised $40.0 million of perpetual preferred stock. Dividends accrue at a rate of 8.25% per annum.


($ in Millions)
754.2
124.1
443.4
TEV
817.6
124.1
40.0
443.4
TEV (Pro Forma)
11.5% Preferred
Equity[5]
Convertible Preferred
Perpetual Preferred
Net Debt

Deal WACC	Capital ($000s)	% Capital	Cost of Capital
Debt	$54,000	52.3%	4.60%[6]
Preferred	40,000	38.7%	8.25%
Cash	9,300	9.0%	0.00%
Total	**$103,300**	**100%**	**5.6%**

(1) Excluding $8.3M of Capital Reserves and $8.4M for the adjacent developable parcel
(2) Expected unlevered stabilized NOI yield
(3) TTM at time of acquisition
(4) 5-yr underwritten unlevered IRR, assumes exit cap rate of 6.0%
(5) As of 9/30/2018
(6) Libor + 210bps
(7) Assumes 10% of ERFP funding immediately at acquisition

Company Presentation // March 2019

8

High-Quality Hotels in Leading Urban & Resort Markets Courtyard Philadelphia Philadelphia, PA Capital Hilton Hotel Yountville The Ritz-Carlton Lake Tahoe Marriott Seattle Sofitel Chicago Magnificent Mile Washington D.C. Yountville, CA Lake Tahoe, CA Seattle, WA Chicago, IL Capital Hilton Washington D.C. Renaissance Tampa Tampa, FL Bardessono Hotel & Spa Yountville, CA The Ritz-Carlton, Courtyard San Francisco Sarasota, FL San Francisco, CA Hilton Torrey Pines Pier House Resort Park Hyatt Beaver Creek Pier House Resort The Ritz-Carlton St. Thomas La Jolla, CA Key West, FL Beaver Creek, CO Key West, FL St. Thomas, USVI Company Presentation // March 2019 Core Assets Non-Core Assets 9

Portfolio Detail

BRAEMAR
HOTELS & RESORTS

$236 CORE REVPAR[1]

$226 OVERALL REVPAR[1]

- Core **portfolio quality unparalleled** in the public lodging REIT sector
- **Geographically diversified** portfolio located in strong markets

Core	Location	Number of Rooms	TTM ADR[1]	TTM OCC[1]	TTM RevPAR[1]	TTM Hotel EBITDA[1]	% of Total
Bardessono	Napa Valley, CA	62	$797	77%	$612	$6,464	4.7%
Hotel Yountville	Napa Valley, CA	80	$558	75%	$417	$6,418	4.7%
Ritz-Carlton St. Thomas	St. Thomas, USVI	180	$283	79%	$224	$10,291	7.5%
Pier House	Key West, FL	142	$432	81%	$350	$10,907	8.0%
Park Hyatt Beaver Creek	Beaver Creek, CO	190	$429	62%	$265	$9,238	6.8%
Marriott Seattle Waterfront	Seattle, WA	361	$284	85%	$240	$15,885	11.6%
Capital Hilton	Washington D.C.	550	$234	84%	$195	$13,748	10.1%
Sofitel Chicago Magnificent Mile	Chicago, IL	415	$216	79%	$171	$7,663	5.6%
Hilton Torrey Pines	La Jolla, CA	394	$214	85%	$183	$15,468	11.3%
Ritz-Carlton Sarasota	Sarasota, FL	266	$375	73%	$275	$12,709	9.3%
Total Core		**2,640**	**$296**	**80%**	**$236**	**$108,791**	**79.6%**
Non-Core							
Courtyard San Francisco Downtown[2]	San Francisco, CA	410	$286	87%	$248	$13,834	10.1%
Courtyard Philadelphia Downtown[2]	Philadelphia, PA	499	$186	83%	$154	$14,038	10.3%
Total Non-Core		**909**	**$232**	**85%**	**$196**	**$27,872**	**20.4%**
Total Portfolio		**3,549**	**$278**	**81%**	**$226**	**$136,663**	**100.0%**

Note: TTM Hotel EBITDA in thousands
[1] TTM as of 12/31/2018
[2] Announced repositioning to Autograph Collection by Marriott
Note: Does not include recently acquired Ritz-Carlton Lake Tahoe

Company Presentation // March 2019

10

2019 Potential Performance Catalysts

BRAEMAR HOTELS & RESORTS

Year Over Year RevPAR Potential Comparisons[1]

	2019 Q1	2019 Q2	2019 Q3	2019 Q4
Bardessono	Wildfires Rebound			
Hotel Yountville	Wildfires Rebound			
Park Hyatt Beaver Creek	Low Snowfall Rebound			
Sofitel Chicago	New Rooms/New Mgmt.			
Pier House	Irma Rebound			
Ritz-Carlton St. Thomas	Irma Rebound		Soft Opening	Grand Opening
Courtyard San Francisco	New Rooms online/Moscone Open			Autograph Grand Opening
Courtyard Philadelphia		Autograph Grand Opening		
Ritz-Carlton Sarasota	Red Tide Rebound			

(1) The timing, certainty, and degree of any potential RevPAR increase is subject to a number of variables and may not occur in this timeline or to the degree described or may not occur at all.

Company Presentation // March 2019

11

Upbranding Status Update – Autograph Conversions Courtyard San Francisco • Investment cost: $28.9 million • Expected RevPAR uplift: $50 • Estimated unlevered IRR: 22%(1) Construction Timing (Completion) Guestrooms Done Restaurant 2/19 - 10/19 Lobby 2/19 - 10/19 Exterior 4/19 - 11/19 SAN FRANCISCO Courtyard Philadelphia • Investment cost: $19.8 million • Expected RevPAR uplift: $25 • Estimated unlevered IRR: 19%(2) Construction Timing (Completion) PHILADELPHIA Guestrooms 10/18 - 6/19 Restaurant 1/19 - 6/19 Lobby 12/18 - 4/19 (1) 5yr. underwritten unlevered IRR, assumes exit cap rate of 6.5% Company Presentation // March 2019 (2) 5yr. Underwritten unlevered IRR, assumes exit cap rate of 7.5% 12

Ritz-Carlton St. Thomas Update • Launched central reservations on June 29, 2018 as St. Thomas Great Bay Resort to allow transient room nights to be booked directly on Marriott.com and OTA channels • Permanent roof work is completed • Guestroom model rooms were completed and reviewed with brand in July 2018 NEW FACADE • Guestroom building work underway • Current construction timeline has completion expected at the end of October 2019 NEW POOL Company Presentation // March 2019 13

EBITDA Contribution by Brand and Class 2018 Hotel EBITDA by Brand 2018 Hotel EBITDA by Class 6% 7% 20% 17% 49% 47% 21% 33% Marriott Hilton Independent Hyatt Accor Luxury Upper Upscale Upscale Company Presentation // March 2019 14

Why We Focus on Luxury – Historical Performance LUXURY UPPER UPSCALE Greatest long-term Second greatest long- RevPAR growth of term RevPAR growth of 4.0%(1) 3.1%(1) 350 300 250 200 150 100 RevPAR(Indexed) 50 Jul-05 Jul-90 Jul-95 Jul-00 Jul-10 Jul-15 Jan-88 Jan-93 Jan-98 Jan-03 Jan-08 Jan-13 Jan-18 Sep-89 Sep-94 Sep-99 Sep-04 Sep-09 Sep-14 Mar-92 Mar-97 Mar-02 Mar-07 Mar-12 Mar-17 Nov-88 Nov-93 Nov-98 Nov-03 Nov-08 Nov-13 Nov-18 May-96 May-91 May-01 May-06 May-11 May-16 Luxury Class Upper Upscale Class Upscale Class Upper Midscale Class Midscale Class Economy Class Source: STR Company Presentation // March 2019 (1) CAGR from 12/31/1987 to 12/31/2018 15

Luxury Outlook - 2019 Luxury is expected to continue to outperform other chain scales in 2019 Chain Scale Occupancy ADR RevPAR Luxury (0.5) 3.8 3.3 Upper Upscale (1.0) 3.0 1.9 Upscale (0.8) 2.3 1.5 Upper Midscale (0.5) 1.7 1.2 Midscale (0.7) 1.9 1.2 Economy 0.0 2.3 2.4 Independent (0.3) 2.9 2.6 U.S. Total (0.4) 2.7 2.3 In 2019, ADR growth is expected to continue to drive all of the RevPAR growth Source: PWC Company Presentation // March 2019 16

External Growth – Luxury Markets ~270,000 total luxury hotel rooms in U.S.(1) TOP 15 LUXURY MARKETS BY ROOMS(1) TOP 15 LUXURY MARKETS BY REVPAR(1)(2) Market Hotels Rooms Market RevPAR Las Vegas, NV 18 26,108 Hawaii $ 443.5 New York, NY 63 15,435 Utah Area $ 388.2 Los Angeles/Long Beach, CA 62 12,535 New York, NY $ 384.2 Miami/Hialeah, FL 45 12,373 San Francisco/San Mateo, CA $ 326.3 Hawaii 27 8,124 Los Angeles/Long Beach, CA $ 316.5 San Francisco/San Mateo, CA 44 7,970 California Central Coast $ 313.8 Chicago, IL 22 7,712 California North $ 302.8 San Diego, CA 39 7,414 Boston, MA $ 296.5 Washington, DC-MD-VA 25 7,232 Colorado Area $ 276.0 Orlando, FL 10 6,134 Miami/Hialeah, FL $ 250.0 Atlanta, GA 19 5,658 Orlando, FL $ 240.4 Phoenix, AZ 13 5,039 Seattle, WA $ 229.1 New Orleans, LA 21 4,634 Washington, DC-MD-VA $ 221.2 California Central Coast 53 4,301 Austin, TX $ 204.6 New Jersey Shore 34 3,905 Denver, CO $ 200.6 (1) Based on information provided by STR for luxury class as of 12/31/2018 Company Presentation // March 2019 (2) TTM as of 12/31/2018 17

Target Market Analysis(1) Market Size Fundamentals Pricing Desirability 50 45 40 35 30 25 20 15 10 5 0 Fundamentals Market Size Pricing Source: STR, RCA, and Bloomberg 18 Company Presentation // March 2019 (1) Based on internal analysis as of 9/30/2018

Long-Term Trading Premium(1) The top quartile of lodging REITs (by RevPAR) have consistently had higher quality assets and 2.4 traded at a premium relative to other peers over PREMIUM EBITDA TRADING MULTIPLE a long-term 10 year period (TURNS) 25.0x 23.0x 21.0x 19.0x 17.0x 15.0x 13.0x 11.0x 9.0x 7.0x 5.0x 1/3/2006 1/3/2007 1/3/2008 1/3/2009 1/3/2010 1/3/2011 1/3/2012 1/3/2013 1/3/2014 1/3/2015 1/3/2016 1/3/2017 1/3/2018 Top Quartile Avg NTM EBITDA Multiple Peer Avg NTM EBITDA Multiple Source: STR, SNL Top Quartile: BEE, PEB, LHO Company Presentation // March 2019 Peers: AHT, CLDT, CHSP, DRH, FCH, HT, HPT, HST, INN, RLJ, SHO 19 (1) Data is from 1/1/2006 to 9/30/2018

Asset Management Overview(1) Senior Oversight 1 – Chief Operating Officer 8 – Asset managers 2 – Legal 1 – Director of Underwriting 2 – Revenue Optimization 1 – Analyst 1 – Analyst 4 – Capex specialists Acquisition Revenue Underwriting Optimization Risk Expense Management Control 3 – Risk & Insurance 1 – Property Tax specialist 1 – Analyst 1 – Analyst Company Presentation // March 2019 20 (1) Employees provided by Ashford Inc., our advisor, and provide their services to other companies in addition to ours.

Past Operating Performance Relative to Peers • Braemar has outperformed its REIT peers each of the past 4 years (Braemar results in green or red; REIT averages in black) RevPAR Growth 2015 2016 2017 2018 7.3% 2.4% -2.5%(1) -1.6%(2) 4.9% 1.5% 0.4% 2.4% Comparable Hotel EBITDA Growth 2015 2016 2017 2018 8.5% 3.7% 0.2% 3.1% 8.3% 2.5% -2.3% 1.9% Note: Comparable Results. Peers include CHSP, PEB, DRH, LHO (for years prior to 2018), and SHO (1) Due to Hurricane damage, St. Thomas Ritz-Carlton experienced a RevPAR decrease of 38.1% during the Q4 2017, but recorded $4.1M of Business Interruption (BI) insurance income (including Pier House Key West), which is reflected in hotel EBITDA. (2) Due to Hurricane damage, St. Thomas Ritz-Carlton experienced a RevPAR decrease of 53.6% YTD Q3 2018, but recorded $5.2M and $3.8M of BI insurance income in Q2 and Q3 2018 Company Presentation // March 2019 respectively, which is reflected in hotel EBITDA 21

Case Study – Pier House Resort • Braemar purchased the asset in early 2014 for $92.7 million • Remington had recently taken over property management & has a proven ability to deliver superior results • Initial yield on cost was 7.4%, yield on cost at December 31, 2018 was 10.2% 2016 Quarterly NOI and NOI Yield $12,000 11.0% 4.9% 170 206% $10,000 10.0% $3,152 $2,447 $8,000 $2,242 9.0% HOTEL EBITDA $2,157 HOTEL EBITDA FLOW- $2,020 $1,523 RPI GROWTH MARGIN INCREASE $6,000 $1,480 $1,016 8.0% THROUGH $1,317 $1,116 (BPS) $2,423 $2,104 $2,185 $2,493 $4,000 $1,773 7.0% 2017 $) thousands (In $2,000 6.0% $2,854 $3,224 $3,385 $3,383 $3,570 $0 5.0% 2014 2015 2016 2017 2018 0.6% 362 469% Q1 Q2 Q3 Q4 NOI Yield* HOTEL EBITDA HOTEL EBITDA FLOW- RPI GROWTH MARGIN INCREASE THROUGH (BPS) 2018 -0.6% -68 -19.9% HOTEL EBITDA HOTEL EBITDA FLOW- RPI GROWTH MARGIN INCREASE THROUGH (BPS) Company Presentation // March 2019 (1) NOI yield based on gross book value 22

Case Study – Bardessono Hotel & Spa • Purchased for $85 million unencumbered by management. Installed Remington as property manager. • Initial TTM cap rate was 4.6%, yield on cost at December 31, 2018 was 8.5% Quarterly NOI and NOI Yield $6,000 9.0% 8.0% $5,000 $1,356 7.0% $4,000 $1,238 6.0% 2016 (First Full Year of Ownership) $357 $1,917 $3,000 $1,061 5.0% $1,915 $2,000 $1,692 4.0% $1,566 $1,522 9.7% 518 242% 3.0% $1,000 (In thousands $) thousands (In $1,339 $1,369 2.0% HOTEL EBITDA MARGIN HOTEL EBITDA FLOW- $1,025 $882 REVPAR GROWTH $0 $4 $93 INCREASE (BPS) THROUGH ($438) 1.0% ($1,000) 0.0% 2015 2016 2017 2018 (1) 2017 Q1 Q2 Q3 Q4 NOI Yield -4.2% -147 52% HOTEL EBITDA MARGIN HOTEL EBITDA FLOW- REVPAR GROWTH INCREASE (BPS) THROUGH 2018 3.2% 773 102% HOTEL EBITDA MARGIN HOTEL EBITDA FLOW- REVPAR GROWTH INCREASE (BPS) THROUGH Company Presentation // March 2019 (1) NOI yield based on gross book value 23

Conservative Capital Structure TARGET LEVERAGE OVERVIEW Floating-rate debt Non-recourse debt typically provides a 45% lowers risk profile of natural hedge to the overall platform hotel cash flows Gross Assets Intended to Maximize flexibility in Long-standing lender Net Debt all economic relationships environments Company Presentation // March 2019 24

Cash Management Strategy NET WORKING CAPITAL(1) Cash & Cash Equivalents $175.6 CASH TO GROSS DEBT Restricted Cash $74.2 10-15% TARGET Accounts Receivable, net $12.1 Prepaid Expenses $4.2 Due from Third-Party Hotel Managers, net $3.4 Investment in Ashford Inc.(2) $11.9 Total Current Assets $281.4 $40.6M 59% Accounts Payable, net & Accrued Expenses $79.4 5.1% 41% Dividends Payable 8.5 CAD AFFO Due to Affiliates, net 4.2 CAD(1),(3),(4) DIVIDEND YIELD(2) PAYOUT RATIO(1) PAYOUT RATIO(1) Total Current Liabilities $92.1 Net Working Capital $189.3 BENEFITS Defend our assets at financing maturity Hilton Torrey Pines La Jolla, CA Opportunistic investments in severe economic downturn (1) As of 12/31/2018 (2) At market value as of 2/27/2019 (3) Deducts preferred dividends and actual FF&E reserve payments which are between 4% and 5% of hotel revenue and adds back amortization of loan costs Company Presentation // March 2019 (4) GAAP reconciliation in appendix 25

Debt Maturities Courtyard Philadelphia OVERVIEW Philadelphia, PA 2020 2.0x 4.8% NEXT HARD DEBT FCCR(1)(2) WEIGHTED AVG. MATURITY INTEREST RATE(1)(2) Laddered debt maturities(1)(2) $800.0 $700.0 $600.0 $500.0 $400.0 $684.0 $300.0 (In millions)(In $200.0 $100.0 $158.5 $112.0 $0.0 $100.0 $0.0 2019 2020 2021 2022 2023 Thereafter Fixed-Rate Floating-Rate Company Presentation // March 2019 (1) As of 12/31/2018 26 (2) Pro forma for most recent refinancing of Capital Hilton and Hilton Torrey Pines, and most recent acquisition Ritz-Carlton Lake Tahoe.

Peer Operating Performance Analysis Comparable Hotel EBITDAPAR & Comparable Hotel EBITDA Margins 2018 $120 35% 32.4% 31.3% 32.3% 30.3% 30% $110 $109 30.9% 25% $100 $95 20% $90 15% $82 $83 $80 $80 10% $70 5% $60 0% BHR PEB SHO CHSP DRH 2018 EBITDAPAR (LHS) 2018 EBITDA Margins (RHS) Company Presentation // March 2019 Source: company filings 27

Valuation 2018 Comparable RevPAR(1) BHR $226 Valuation PEB $205 100 1.3 4.1 CHSP $195 Discount to Discount to Discount to average peer average peer average peer trading cap trading EBITDA trading AFFO SHO $192 rate (bps) multiple (turns) multiple (turns) DRH $187 TTM CAP RATE(2) TEV / 2019E EBITDA MULTIPLE(2),(3) PRICE / 2019E AFFO / SHARE MULTIPLE(2),(3) 8.5% 14.6x 13.4x 8.0% 15.0x 14.0x 13.0x 13.0x 12.5x 8.0% 7.6% 14.0x 13.6x 7.4% 12.0x 7.5% 7.0% 12.9x 10.6x 13.0x 7.0% 6.7% 12.0x 10.0x 6.4% 6.5% 12.0x 11.4x 11.6x 8.4x 8.0x 6.0% 11.0x 5.5% 10.0x 6.0x 5.0% BHR SHO DRH Peer CHSP PEB 9.0x 4.0x Avg SHO BHR DRH Peer CHSP PEB BHR DRH Peer CHSP SHO PEB Avg Avg (1) As reported by company earnings releases Company Presentation // March 2019 (2) Balance sheet data as of 12/31/2018; stock price as of 2/27/2019, not adjusted for JV interest 28 (3) Based on consensus estimates

Highly Aligned Management Team 13.6% Management has significant personal wealth invested in the Company 3.6x Insider ownership 3.6x higher than REIT industry average $64M Total dollar value of insider ownership (as of 2/27/2019) 20.0% 18.0% 16.8% 16.0% Highly-aligned management team is among 14.0% 13.6% highest insider equity ownership of publicly- traded Hotel REITs 12.0% 10.0% 9.4% 8.0% 6.3% 6.0% 3.8% 4.0% 3.4% 2.6% 2.2% 2.1% 1.9% 2.0% 1.6% 1.2% 0.9% 0.9% 0.4% 0.0% AHT BHR HT APLE Peer CLDT CHSP PEB INN HST RLJ DRH SHO XHR PK Avg. REIT Avg includes: AHT, HT, APLE, CLDT, CHSP, RLJ, PEB, INN, HST, DRH, SHO, XHR, PK Source: Proxy and Company filings Company Presentation // March 2019 Note insider equity ownership for BHR includes direct interests and interests of related parties 29

Key Takeaways Highest Quality Portfolio Amongst All Lodging REITs…In The Segment With Greatest Expected Growth Trajectory Bardessono Hotel & Spa Growing Organically: Rigorous Asset Management Yountville, CA While Mining Portfolio for Investment Opportunities Growing Externally: Redeploying Capital into Accretive Acquisitions Pier House Resort Key West, FL Shares Are Significantly Undervalued vs Peers The Ritz-Carlton St. Thomas St. Thomas, USVI Highly Aligned Mgmt. Team That Is a Major Shareholder Company Presentation // March 2019 30

Appendix

Reconciliation of Net Income (Loss) to Cash Available for Distribution

BRAEMAR HOTELS & RESORTS

	Three Months Ended December 31, 2018	Three Months Ended September 30, 2018	Three Months Ended June 30, 2018	Three Months Ended March 31, 2018	TTM Ended December 31, 2018
Net income (loss)	$ (13,913)	$ (626)	$ 12,854	$ 4,270	$ 2,585
(Income) loss from consolidated entities attributable to noncontrolling interest	(274)	(1,695)	(89)	42	(2,016)
Net (income) loss attributable to redeemable noncontrolling interests in operating partnership	1,826	452	(1,235)	(292)	751
Preferred dividends	(2,083)	(1,707)	(1,708)	(1,707)	(7,205)
Net income (loss) attributable to common stockholders	(14,444)	(3,576)	9,822	2,313	(5,885)
Depreciation and amortization on real estate	14,320	13,720	14,052	12,258	54,350
Impairment charges on real estate	-	-	59	12	71
Net income (loss) attributable to redeemable noncontrolling interests in operating partnership	(1,826)	(452)	1,235	292	(751)
(Gain) loss on sale of hotel property	88	-	(15,711)	-	(15,623)
Equity in (earnings) loss of unconsolidated entities	(27)	81	62	3	119
Company's portion of FFO of OpenKey	(78)	(81)	(63)	(2)	(224)
FFO available to common stockholders and OP unitholders	(1,967)	9,692	9,456	14,876	32,057
Series B Cumulative Convertible Preferred Stock dividends	1,707	1,707	1,708	1,707	6,829
Transaction and management conversion costs	2,000	-	462	503	2,965
Other (income) expense	63	64	63	63	253
Interest expense accretion on refundable membership club deposits	300	226	150	-	676
Write-off of loan costs and exit fees	-	-	4,176	2	4,178
Amortization of loan costs	1,080	1,070	1,050	964	4,164
Unrealized (gain) loss on investments	4,672	(2,158)	6,024	(528)	8,010
Unrealized (gain) loss on derivatives	(721)	578	298	(73)	82
Non-cash stock/unit-based compensation	1,295	1,674	1,442	2,593	7,004
Legal, advisory and settlement costs	426	277	197	(1,141)	(241)
Advisory services incentive fee	(2,241)	1,380	691	170	-
Contract modification cost	-	-	-	-	-
Software implementation costs	-	-	-	-	-
Uninsured hurricane and wildfire related costs	-	-	(55)	467	412
Company's portion of adjustments to FFO of OpenKey	8	2	2	-	7
Adjusted FFO available to the Company and OP unitholders	$ 6,622	$ 14,512	$ 25,664	$ 19,603	$ 66,396
FFE reserve (net of noncontrolling interest)	(4,336)	(4,790)	(5,400)	(4,415)	(18,941)
Series B Cumulative Convertible Preferred Stock dividends	(1,707)	(1,707)	(1,708)	(1,707)	(6,829)
Cash available for distribution to the Company and OP unitholders	$ 579	$ 8,015	$ 18,556	$ 13,481	$ 40,626

Company Presentation // March 2019

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Reconciliation of Net Income (Loss) to Comparable Hotel EBITDA Three Months Ended Three Months Ended Three Months Ended Three Months Ended TTM Ended December 31, 2018 September 30, 2018 June 30, 2018 March 31, 2018 December 31, 2018 Net income (loss) $ 6,525 $ 14,567 $ 38,623 $ 16,761 $ 76,476 Non-property adjustments (26) - (15,423) 12 (15,437) Interest income (61) (57) (39) (18) (175) Interest expense 4,342 4,100 4,335 3,123 15,900 Amortization of loan cost 284 279 277 199 1,039 Depreciation and amortization 15,092 14,474 14,811 13,006 57,383 Income tax expense (benefit) (353) (44) 382 154 139 Non-hotel EBITDA ownership expense 1,147 26 755 368 2,296 Hotel EBITDA including amounts attributable to noncontrolling interest 26,950 33,345 43,721 33,605 137,621 Less: EBITDA adjustments attributable to consolidated noncontrolling interest (1,519) (1,429) (2,366) (1,990) (7,304) Hotel EBITDA attributable to the Company and OP unitholders $ 25,431 $ 31,916 $ 41,355 $ 31,615 $ 130,317 Non-comparable adjustments (27) (135) (4,127) 3,331 (958) Comparable hotel EBITDA $ 26,923 $ 33,210 $ 39,594 $ 36,936 $ 136,663 Company Presentation // March 2019 33

Reconciliation of Net Income (Loss) to Adjusted EBITDAre

BRAEMAR
HOTELS & RESORTS

	Three Months Ended December 31, 2018	Three Months Ended December 31, 2017	Year Ended December 31, 2018	Year Ended December 31, 2017
Net income (loss)	$ (13,913)	$ 28,444	$ 2,585	$ 28,324
Interest expense and amortization of loan costs	13,712	10,194	49,653	38,937
Depreciation and amortization	15,092	12,689	57,383	52,262
Income tax expense (benefit)	(82)	(856)	2,432	(522)
Equity in (earnings) loss of unconsolidated entity	88	—	234	—
Company's portion of EBITDA of OpenKey	(77)	—	(220)	—
EBITDA	14,820	50,471	112,067	119,001
Impairment charges on real estate	—	60	71	1,068
(Gain) loss on sale of hotel property	(27)	(23,797)	(15,738)	(23,797)
EBITDAre	14,793	26,734	96,400	96,272
Amortization of favorable (unfavorable) contract assets (liabilities)	52	44	195	180
Transaction and management conversion costs	2,000	74	2,965	6,774
Other (income) expense	63	85	253	377
Write-off of loan costs and exit fees	—	1,531	4,178	3,874
Unrealized (gain) loss on investments	4,672	(6,314)	8,010	(9,717)
Unrealized (gain) loss on derivatives	(721)	527	82	2,056
Non-cash stock/unit-based compensation	1,295	665	7,004	(1,327)
Legal, advisory and settlement costs	426	203	(241)	3,711
Advisory services incentive fee	(2,241)	—	—	—
Contract modification cost	—	—	—	5,000
Software implementation costs	—	—	—	79
Uninsured hurricane and wildfire related costs	—	248	412	3,821
Company's portion of adjustments to EBITDAre of OpenKey	8	—	7	—
Adjusted EBITDAre	$ 20,347	$ 23,797	$ 119,265	$ 111,100

Company Presentation // March 2019

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